INCOME FUND • GROWTH FUND	ANNUAL
May 31, 2002	REPORT
Fellow Shareowners:

Amana’s two Funds performed reasonably well during the general decline in U.S. stock markets for the last year. At May 31, Trust assets are almost $45 million. New investments continue to exceed shareowner redemptions. Inside, please find details of our fiscal year’s operations and the year-end investment portfolios.

For the fiscal year ended May 31, Amana Income Fund’s total return was -9.88%. Amana Growth Fund’s total return was -11.97%.

During the last year, U.S. markets reacted to war, recession, collapse of the huge technology sector, and recovery. Our investments in the consumer, health, contruction, energy, and real estate sectors held up. Unfortunately, they were dragged down by stock price weaknesses in manufacturing, computers, telecommunications, and utilities. During the long bull market that ended in March 2000, every trader was a genius. Now that large amounts of money have been lost in speculative stocks, we witness well-publicized attempts to spread the blame.

Looking forward, we expect Federal Reserve policy makers to keep their benchmark interest rate at the current 40-year low. Earnings are recovering in most industries, as business continues to operate with caution. Large productivity gains are allowing employee compensation increases without danger of new inflation.

Last August, shareowners elected two new Trustees (Talat Othman and Samir Salah) and approved a new distribution plan under SEC Rule 12b-1. While it added to expenses, the new plan is benefiting shareowners through advertising in Islamic media, an updated website (www.amanafunds.com) with Internet account access, more informative literature, and opening the dealer distribution channel. If you have questions or suggestions, please call us at 1-888-73-AMANA.

Respectfully,
Nicholas Kaiser, President	M. Yaqub Mirza, Chairman
June 26, 2002

Average Annual Returns (as of 3/31/2002, per regulatory requirement)
	1 year	3 years	5 years	10 years
Amana Income Fund	-1.07%	1.93%	7.36%	8.72%
Amana Growth Fund	4.55%	11.27%	14.98%	12.77%*
				*since inception, 2/3/1994

DISCUSSION OF FUND PERFORMANCE

Stocks began a long decline just after the new millenium began (in March 2000). For the year ended May 31, 2002, Amana Income Fund’s total return was -9.88% (vs. +2.17% the year before). The more volatile Amana Growth Fund’s total return was -11.97% (vs. -9.89% the year before). As one benchmark, the variously reformulated Dow Jones Islamic Market Index (US component) returned -17.12% (vs. -19.83% the year before) [dividends excluded] for the fiscal year.

The general stock market, as measured by the Standard & Poor’s 500 Index, returned a disappointing -13.85%. Middle and smaller-cap stocks did better, as evidenced by the +0.38% return for the Russell 2000 Index. As usual, market results vaired by sector. Low interest rates benefited most financially sensitive issues, like construction. Quality bonds, which we avoid, did well. Utilities, which normally do well in such conditions, fell with problems stemming from their special regulatory environment. The NASDAQ Composite Index, overweighted in technology issues, slid sharply for the second year (return -23.15% after -37.80% the year before). Note also that these unmanaged, expense-free indices are not directly comparable to actively managed portfolios, with transaction and other costs (including advisory fees), such as mutual funds.

When evaluating the performance of the Amana Funds, it is important to remember their specialized nature, as well as a number of factors applicable to mutual funds in general. Amana Income Fund’s primary objective is current income, with preservation of capital being the secondary objective. In following these objectives, the Income Fund only buys income-producing equity securities. Amana Growth Fund’s primary objective is long-term capital growth. The Funds may also hold cash when market conditions appear uncertain. On May 31, 2002, the Income Fund and Growth Fund were almost 10% and 12% in cash, respectively. It is not the objective of either Fund to “beat” any specific market index.

All mutual funds have investment restrictions that affect investment performance. In addition to these other restrictions, Amana’s Funds are restricted to buying only U.S.-traded equity securities of companies whose primary business operations are generally consistent with Islamic principles. This special restriction affects performance in a number of ways. The Funds, for example, do not earn interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The Funds also avoid companies with high levels of debt.

COMPARISON TO MARKET INDICES

The following line graphs compare Fund performances to representative market indices. The index returns include reinvested dividends and don’t allow for operating expenses such as those paid by all mutual funds. The graph at the top of the next page shows that $10,000 invested in Amana Income ten years ago (May 1992) would have grown to $21,747 at the end of May 2002. While not strictly comparable, the S&P 500 Composite Index is a traditional U.S. securities market benchmark. If $10,000 could have been invested in the S&P 500 at the end of May 1992, that would have grown to $27,187 over the same 10 years.

2	May 31, 2002 Annual Report

Value of 10-year $10,000 investment in Amana Income Fund compared to S&P 500* (GRAPH OMITTED)
This graph shows that $10,000 invested in Amana Growth at inception (Feb. 1994) would have grown to $24,299 at the end of May 2002. If $10,000 could have been invested in the Russell 2000 (an index of mid- and smaller-cap equities) at the beginning of February 1994, that would have grown to $20,523 over that same period.

Value of 6-year $10,000 investment in Amana Growth Fund compared to Russell 2000* (GRAPH OMITTED)

*The returns shown do not reflect the deduction of taxes that a shareholder could pay on fund distributions or the redemption of fund shares.

May 31, 2002 Annual Report	3

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities of the Amana Income Fund and the Amana Growth Fund, each a series of shares of the Amana Mutual Funds Trust, including the schedules of investments as of May 31, 2002, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 28, 2002

4	May 31, 2002 Annual Report

I N C O M E		INVESTMENTS
			As of May 31. 2002
Issue	Number of Shares	Cost	Market Value

COMMON STOCKS (90.5%)

Automotive (1.9%)
Genuine Parts	11,000	$355,744	$402,050

Building (4.6%)
Hanson plc	9,000	328,138	346,500

Plum Creek Timber	20,000	536,727	606,400
SUB-TOTAL		864,865	952,900
Business Services (.6%)
Dun & Bradstreet*	3,250	26,718	120,965

Chemicals (1.9%)
RPM	25,390	182,267	399,639
Computer Hardware (1.5%)
International Business Machines	4,000	335,068	321,800
Energy (18.6%)
BP Amoco PLC ADR	25,662	1,002,927	1,310,558
EnCana	10,000	181,106	307,000
Exxon Mobil	38,482	702,384	1,536,586
Phillips Petroleum	5,000	299,935	287,750
USEC	20,000	175,718	149,800
Williams Companies	20,000	320,516	284,000
SUB-TOTAL		2,682,586	3,875,694
Hotels & Motels (.8%)
Fairmont Hotels & Resorts	6,500	66,882	182,455
Machinery (3.3%)
Manitowoc	17,250	95,638	683,963
Medical (10.4%)
Bristol-Myers Squibb	18,560	196,131	577,587
Glaxo SmithKline plc ADR	10,000	260,427	407,500
IMS Health	13,000	145,261	273,650
Wyeth	15,200	193,026	843,600
Zimmer Holdings*	1,856	9,937	64,923
SUB-TOTAL		804,782	2,167,260

Mining (6.4%)
Alcoa	10,000	354,285	349,800
Fording	14,000	234,050	292,600
Rio Tinto plc ADS	9,000	521,085	694,890
SUB-TOTAL		1,109,420	1,337,290

Publishing (1.7%)
McGraw-Hill	5,500	334,294	347,215

May 31, 2002 Annual Report	5

INVESTMENTS	I N C O M E
Issue	Number of Shares	Cost	Market Value

Real Estate (5.9%)
Duke Realty	20,000	434,493	541,200
Shurgard Storage Centers	20,000	526,956	694,000
SUB-TOTAL		961,449	1,235,200
Steel (2.4%)
USX-U.S. Steel Group	24,000	569,643	492,960

Telecommunications (8.3%)
BCE	19,600	324,207	362,796
Cable & Wireless plc ADS	11,000	202,583	103,730
Telefonica SA ADS	23,679	189,073	743,521
Verizon Communications	12,200	410,441	524,600
SUB-TOTAL		1,126,304	1,734,647
Tools (2.4%)
Regal-Beloit	20,000	357,762	504,000

Transportation (1.4%)
Canadian Pacific Railway Ltd.	13,000	143,117	292,760

Utilities-Gas & Electric (18.4%)
Avista	30,000	594,083	418,500
Duke Energy	13,000	401,049	416,130

FPL Group	10,000	344,874	629,900
Idacorp	10,000	320,332	350,900
National Fuel Gas	14,000	364,297	325,500
NiSource	24,000	469,159	581,520
Piedmont Natural Gas	11,400	198,575	409,260
Puget Energy	7,500	186,587	156,375
Sempra Energy	22,300	501,563	557,946
SUB-TOTAL		3,380,519	3,846,031

TOTAL INVESTMENTS (90.5%)		13,397,058	18,896,829
Other Assets (net of liabilities) (9.5%)			1,981,049
TOTAL NET ASSETS (100%)			$20,877,878
*Non-income producing security

6	May 31, 2002 Annual Report

I N C O M E	FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each year:
	For Year Ended May 31,
	2001	2001	2000	1999	1998
Net asset value at beginning of year	$18.62	$18.39	$20.30	$19.76	$16.61
Income from investment operations
Net investment income	0.15	0.17	1.88	0.25	0.26
Net gains or losses on securities (both realized and unrealized)	(1.99)	0.23	(1.30)	1.02	3.58
Total from investment operations	(1.84)	0.40	0.58	1.27	3.84
Less distributions
Dividends (from net investment income)	(0.15)	(0.17)	(1.87)	(0.29)	(0.22)
Distributions (from capital gains)	-	-	(0.62)	(0.44)	(0.47)
Total distributions	(0.15)	(0.17)	(2.49)	(0.73)	(0.69)
Net asset value at end of year	$16.63	$18.62	$18.39	$20.30	$19.76
Total return	(9.88)%	2.17%	2.96%	6.56%	23.51%

Ratios / Supplemental Data
Net assets ($000), end of year	$20,878	$23,237	$22,004	$22,734	$19,886
Ratio of gross expenses to average net assets	1.71%	1.57%	1.55%	1.33%	1.36%
Ratio of net investment income to average net assets	0.89%	0.89%	9.25%	1.30%	1.43%
Portfolio turnover rate	8%	8%	1%	17%	8%

(The accompanying notes are an integral part of these financial statements)

May 31, 2002 Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES	I N C O M E

As of May 31, 2002
Assets
Common stocks (cost $13,397,058)		$18,896,829
Cash		1,972,386
Dividends receivable		36,678
Receivable for Fund shares sold		10,200
Insurance reserve premium		7,763
	Total Assets		$20,923,856
Liabilities
Payable to affiliate		34,210
Payable for Fund shares redeemed		11,768
	Total liabilities		45,978
Net Assets			$20,877,878
Fund shares outstanding			1,255,835
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		16,382,654
Accumulated net investment income		3,789
Accumulated net realized loss		(1,008,337)
Unrealized net appreciation on investments		5,499,772
	Net assets applicable to fund shares outstanding		$20,877,878

Net Asset Value, Offering and Redemption price per share			$16.63

(The accompanying notes are an integral part of these financial statements)

8	May 31, 2002 Annual Report

I N C O M E	STATEMENT OF OPERATIONS

Year Ended May 31, 2002
Investment income
Dividends (net of foreign taxes of $13,427)		$559,493
Miscellaneous income		365
Gross investment income			$559,858

Expenses
Investment adviser and administration fees		205,600
Professional fees		47,440
Shareowner servicing		42,000
Distribution fees		25,541
Printing and postage		17,300
Filing and registration fees		17,000
Other expenses		13,430
Custodian fees		2,535
Total gross expenses		370,846
Less custodian fees waived		(2,535)
Net expenses			368,311
	Net investment income		191,547

Net realized loss on investments
Proceeds from sales		1,560,222
Less cost of securities sold (based on identified cost)		2,519,794
	Realized net loss		(959,572)

Unrealized gain on investments
End of year		5,499,771
Beginning of year		7,011,557
Decrease in unrealized gain for the year			(1,511,786)
	Net realized and unrealized loss on investments		(2,471,358)

Net decrease in net assets resulting from operations			$(2,279,811)

(The accompanying notes are an integral part of these financial statements)

May 31, 2002 Annual Report	9

STATEMENT OF CHANGES IN NET ASSETS	I N C O M E
	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	May 31, 2002	May 31, 2001
From Operations
Net investment income	$191,547	$206,250
Net realized gain (loss) on investments	(959,572)	10,853
Net increase (decrease) in unrealized appreciation	(1,511,786)	255,827
Net increase (decrease) in net assets	(2,279,811)	472,930

Dividends to Shareowners From
Net investment income	(188,174)	(210,561)
Capital gains distributions	-	-
	(188,174)	(210,561)
From Fund Share Transactions
Proceeds from sales of shares	4,039,360	4,910,534
Value of shares issued in reinvestment of dividends	182,394	205,025
	4,221,754	5,115,559
Cost of shares redeemed	(4,112,732)	(4,145,368)
Net increase in net assets from share transactions	109,022	970,191
Total increase (decrease) in net assets	(2,358,963)	1,232,560)

Net Assets
Beginning of year	23,236,841	22,004,281
End of year	$20,877,878	$23,236,841
Shares of the Fund Sold and Redeemed
Number of shares sold	238,310	272,197
Number of shares issued in reinvestment of dividends	10,878	11,011
	249,188	283,208
Number of shares redeemed	(241,157)	(231,750)
Net increase in number of shares outstanding	8,031	51,458

(The accompanying notes are an integral part of these financial statements)

10	May 31, 2002 Annual Report

G R O W T H	INVESTMENTS
As of May 31, 2002
Issue	Number of Shares	Cost	Market Value

COMMON STOCKS (88.3%)

Appliances (1.9%)
Maytag	10,000	$357,822	$447,900
Auto Parts (.8%)
Genuine Parts	5,000	159,450	182,750
Building (3.5%)
Building Materials Holding*	16,000	173,782	245,280
Huttig Building Products*	40,000	175,963	222,000
Lowe's Companies	8,000	282,490	377,280
SUB-TOTAL		632,235	844,560

Business Services (1.8%)
Convergys*	12,500	287,315	328,000
Gartner Group Cl B*	10,000	119,331	114,500
SUB-TOTAL		406,646	442,500

Computer Hardware (9.8%)
Advanced Digital Information*	24,000	33,778	199,440
Apple Computer*	20,000	652,514	466,000
Cisco Systems*	18,000	194,369	284,040
Hewlett-Packard	10,000	257,203	190,900
Intel	12,000	379,012	331,440
International Business Machines	4,000	265,793	321,800
Symbol Technologies	24,499	318,643	209,957
Taiwan Semiconductor ADS*	20,000	292,336	331,600
SUB-TOTAL		2,393,648	2,335,177

Computer Software (10.6%)
Adobe Systems	16,800	167,688	606,480

Ascential Software*	15,157	61,230	46,835
Business Objects ADS*	18,000	104,592	513,540
Intuit*	15,000	305,029	655,950
Macromedia*	10,000	698,983	222,000
Microsoft*	5,000	219,370	255,050
Oracle *	30,000	152,010	237,000
SUB-TOTAL		1,708,902	2,536,855
Electronics (8.5%)
Agilent Technologies*	12,000	527,964	316,440
EMCOR Group*	6,000	172,499	338,820
Keithley Instruments	8,000	276,186	146,480
Qualcomm*	28,000	121,548	885,920
Sony ADS	3,000	177,291	174,330
Trimble Navigation*	10,000	207,788	179,700
SUB-TOTAL		1,483,276	2,041,690

May 31, 2002 Annual Report	11

INVESTMENTS	G R O W T H

Issue	Number of Shares	Cost	Market Value
Energy (6.4%)
BP plc ADS	10,544	460,524	538,482
EnCana	7,000	210,150	214,900
Noble*	6,000	124,825	256,200
Patterson-UTI Energy*	8,000	256,226	244,480
Williams Companies	20,000	560,355	284,000
SUB-TOTAL		1,612,080	1,538,062
Food Production (1.7%)
Performance Food Group*	6,000	219,929	225,240
Potash Corp of Saskatchewan	2,700	184,568	181,035
SUB-TOTAL		404,497	406,275
Machinery (2.8%)
Crane	14,000	323,611	388,220
Manitowoc	7,000	168,163	277,550
SUB-TOTAL		491,774	665,770

Medical (14.9%)
Affymetrix*	10,000	275,742	239,500
Aventis ADS	2,000	144,922	139,440
Bone Care International*	15,000	227,893	137,550
Cryolife*	11,250	145,226	326,025
Genentech*	8,000	263,192	283,840
Immunex*	24,000	172,289	605,760
IMS Health	9,500	275,131	199,975
Johnson & Johnson	8,000	249,078	490,800
Ligand Pharmaceuticals*	6,000	90,709	108,960
Lilly (Eli)	3,500	255,992	226,450
Novo-Nordisk A/S ADR	10,000	243,206	320,200
Oakley*	11,000	214,667	201,960
Wyeth	5,360	248,080	297,480
SUB-TOTAL		2,806,127	3,577,940
Mining (3.4%)
Alcoa	12,000	451,967	419,760
Rio Tinto plc ADS	5,000	280,819	386,050
SUB-TOTAL		732,786	805,810

Paper & Publishing (2.9%)
McGraw-Hill	7,000	279,830	441,910
Wiley (John) & Sons, Cl A	10,000	150,265	257,600
SUB-TOTAL		430,095	699,510
Photographic Supplies (.8%)
Fuji Photo Film ADR	6,000	205,568	191,100

12	May 31, 2002 Annual Report

G R O W T H	INVESTMENTS

Issue	Number of Shares	Cost	Market Value

Real Estate (1.5%)
Intrawest	20,000	347,644	359,200
Retail (2%)
Dress Barn*	15,000	344,074	474,750

Steel (1.5%)
AK Steel Holding*	25,000	333,788	349,250
Tools (.9%)
Regal-Beloit	9,000	168,395	226,800

Telecommunications (1.5%)
American Movil ADR	13,000	242,088	227,370
Leap Wireless International*	25,000	190,157	62,250
Telefonica SA ADS*	2,595	70,939	81,483
SUB-TOTAL		503,184	371,103
Transportation (9.4%)
Airborne Freight	30,000	496,228	677,100
Alaska Air Group*	16,000	494,249	445,600
Lan Chile ADS	30,000	298,270	168,300
Southwest Airlines	30,000	202,999	510,900
Supreme Industries*	15,000	109,651	93,000
Trinity Industries	3,000	117,089	56,250
United Parcel Service Cl B	5,000	285,182	301,900
SUB-TOTAL		2,003,668	2,253,050
Utilities-Electric (1.7%)
Avista	30,000	618,979	418,500

TOTAL INVESTMENTS (88.3%)		18,144,638	21,168,552
Other Assets (net of liabilities) (11.7%)			2,796,045
TOTAL ASSETS (100%)			$23,964,597

*Non-Income producing security

May 31, 2002 Annual Report	13

FINANCIAL HIGHLIGHTS	G R O W T H

Selected data per share of capital stock outstanding throughout each year.
			Year Ended May 31,
	2002	2001	2000	1999	1998
Net asset value at beginning of year	$12.61	$14.45	$9.95	$7.78	$7.07
Income from investment operations
Net investment income	(0.12)	(0.11)	(0.11)	(0.06)	(0.03)
Net gains or losses on securities (both realized and unrealized)	(1.38)	(1.27)	4.82	2.23	0.90
Total from investment operations	(1.51)	(1.38)	4.71	2.17	0.87
Less distributions
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	-	(0.46)	(0.21)	-	(0.16)
Total distributions	-	(0.46)	(0.21)	-	(0.16)
Net asset value at end of year	$11.10	$12.61	$14.45	$9.95	$7.78
Total return	(11.97)%	(9.89)%	47.09%	27.89%	12.39%

Ratios / Supplemental Data
Net assets ($000), end of year	$23,965	$26,419	$23,393	$11,721	$10,080
Ratio of gross espenses to average. net assets	1.74%	1.55%	1.46%	1.54%	1.54%
Ratio of net investment income to average net assets	(1.09)%	(0.90)%	(0.75)%	(0.74)%	(0.40)%
Portfolio turnover rate	8%	11%	14%	20%	25%

(The accompanying notes are an integral part of these financial statements)

RESULTS OF SPECIAL SHAREOWNER MEETING (UNAUDITED)

On 13 August 2001, the Board of Trustees of Amana Mutual Funds Trust convened a special meeting of shareowners to discuss matters related to the operations of the Trust. Over the course of that meeting, three proposals were considered and presented to the shareowners gathered in person and by proxy for popular vote. All proposals were approved by the shareowners. A description of each proposal and the results of the respective votes follow:

Proposal 1: Election of Trustees. The following nominees were presented for election as Trustees. The term of office of each Trustee is until the next shareowner meeting or until the election and qualification of his successor.
	Amana Income Fund+		Amana Growth Fund+
Nominee	For	Against	For	Against
M. Yaqub Mirza*	671,113	449	1,187,097	368
Jamal Barzinji	671,075	486	1,186,784	682
Iqbal Unus*	671,562	0	1,186,145	1,320
Nicholas Kaiser*	667,292	4,270	1,179,905	7,561
Samir Salah	666,226	5,336	1,180,349	7,117
Talat Othman	664,385	7,177	1,176,881	10,584

* Trustees standing for re-election.
+ 78,379 Amana Income Fund shares and 64,924 Amana Growth Fund shares voted "Abstain" on Proposal 1.

14	May 31, 2002 Annual Report

G R O W T H	STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2002
Assets
Common stocks (cost $18,144,638)		$21,168,552
Cash		2,812,750
Dividends receivable		18,805
Receivable for Fund shares sold		1,925
	Total Assets		$24,002,032
Liabilities
Payable to affiliate		21,699
Payable for Fund shares redeemed		15,737

	Total liabilities		37,435
Net Assets			$23,964,597
Fund shares outstanding			2,159,226
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		21,239,672
Accumulated net realized loss		(298,989)
Unrealized net appreciation on investments		3,023,914
Net assets applicable to fund shares outstanding			$23,964,597

Net Asset Value, Offering and Redemption price per share			$11.10

(The accompanying notes are an integral part of these financial statements)

RESULTS OF SPECIAL SHAREOWNER MEETING (UNAUDITED) [CONTINUED]

Proposal 2: Adoption of 12b-1 Distribution Plan. The proposed Distribution Service Plan for Amana, pursuant to Rule 12b-1, allows the Trust to reimburse the Distributor up to 0.25% of average daily net assets of each Fund for distribution expenses “primarily intended to result in the sale of [Fund] shares.”
Amana Income Fund			Amana Growth Fund
For	Agains	Abstain	For	Against	Abstain
554,322	89,201	61,217	853,287	78,407	106,516

Proposal 3: Amendment to Trust By-Laws. The proposed amendment to Section 4.09 of the By-Laws of the Trust clarifies the meaning of the term “cause” as it applies to the removal of any Trustee or Trustees.

Amana Income Fund			Amana Growth Fund
For	Agains	Abstain	For	Against	Abstain
545,369	74,434	84,937	856,619	40,047	126,434

May 31, 2002 Annual Report	15

STATEMENT OF OPERATIONS		G R O W T H
Year ended May 31, 2002

Investment income
Dividends (net of foreign taxes of $8,328)		$153,783
Miscellaneous income		1,238
	Gross investment income		$155,021

Expenses
Investment adviser and administration fees		231,948
Shareowner servicing		57,400
Professional fees		51,060
Distribution fees		28,615
Printing and postage		20,300
Filing and registration fees		17,400
Other expenses		14,335
Custodian fees		3,042
Total gross expenses		424,100
Less custodian fees		(3,042)
Net expenses			421,058
	Net investment income		(266,037)

Net realized loss on investments
Proceeds from sales		1,844,582
Less cost of securities sold based on identified cost		2,005,995
	Realized net loss		(161,413)

Unrealized gain on investments
End of year		3,023,914
Beginning of year		5,989,171
	Decrease in unrealized gain for the period		(2,965,257)
	Net realized and unrealized loss on investments		(3,126,670)

Net decrease in net assets resulting from operations			$(3,392,707)

(The accompanying notes are an integral part of these financial statements)

16	May 31, 2002 Annual Report

G R O W T H	STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	May 31, 2002	May 31, 2001
From operations
Net investment loss	$(266,037)	$(232,498)
Net realized gain (loss) on investments	(161,413)	784,956
Net decrease in unrealized appreciation	(2,965,257)	(3,377,339)
Net decrease in net assets	(3,392,707)	(2,824,881)
Dividends to shareowners from:
Net investment income	-	-
Capital gains distributions	-	(846,801)
	-	(846,801)
Fund Share Transactions
Proceeds from sales of shares	5,144,895	9,773,850
Value of shares issued in reinvestment of dividends	-	842,542
	5,144,895	10,616,392
Cost of shares redeemed	(4,207,022)	(3,918,896)
Net increase in net assets from share transactions	937,873	6,697,496

Total increase (decrease) in net assets	(2,454,834)	3,025,814

Net Assets
Beginning of year	26,419,431	23,393,617
End of year	$23,964,597	$26,419,431

Shares of the Fund Sold and Redeemed
Number of shares sold	438,137	718,002
Number of shares issued in reinvestment of dividends	-	59,460
	438,137	777,462
Number of shares redeemed	(374,359)	(301,508)

Net increase in number of shares outstanding	63,778	475,954

(The accompanying notes are an integral part of these financial statements)

May 31, 2002 Annual Report	17

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Amama Mutual Funds Trust (the “Trust”) was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Securities traded on a national exchange and NASDAQ’s National Market are valued at the price carried by the composite tape of all national exchanges at 4 p.m. New York time or, in the absence of any sale on that date, the 4 p.m. bid price. Securities traded in the over-the-counter market are valued at the closing bid price.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets.

Federal income taxes::
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that it distributes all of its taxable income. It is the Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At May 31, 2002 the Amana Growth Fund had capital losses of $94, 841 during the period November 1, 2001 through May 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending May 31, 2003. The "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

At May 31, 2002 the Amana Income Fund had capital loss carryforwards of $1,008,337 of which $35,530 expire in 2009 and $972,807 expire in 2010; Amana Growth Fund had capital loss carryforwards of $204,148 which expire in 2010.

Capital accounts::
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Transacations with Affiiliated Persons
Under a contract approved by shareowners on December 28, 1989, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to .95% of its average daily net assets. For the year ended May 31, 2002, Income Fund and Growth Fund paid advisory fee expenses of $205,600 and $231,948, respectively.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $42,000 and $57,400 for the Income and Growth Fund, respectively, for the year ended May 31, 2002.

Investors National Corporation (“INC”, a subsidiary of Saturna Capital) is registered as a broker-dealer and distributes Fund shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to INC at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to INC as reimbursement for expenses incurred for distribution related activity. For the year ended May 31, 2002 Amana Income Fund and Amana Growth Fund paid $25, 541 and $28,615, respectively, to the Advisor. INC is the primary stockbrokerage used to effect portfolio transactions for the Trust, and was paid $13,368 in commissions at discount rates during the year ended May 31, 2002.

The Fiqh Council of North America is the religious consultant to Saturna regarding Islamic principles. The Islamic Society of North America provides Saturna with advice regarding the provision of Amana’s services to its members. From its advisory fee, Saturna pays each of these consultants a fee equal to .10% of the Trust’s average daily net assets. These consultant fees amounted to $91,704 for the fiscal year ending May 2002.

All trustees serve without compensation. The Trustees, officers families, and affiliates as a group owned 4.64% of the Income Fund’s and 2.63% of the Growth Fund’s outstanding shares on May 31, 2002.

Note 4 - Dividends
Income Fund dividends from net investment income were $.07 per share paid December 31, 2001 and $.081 per share paid May 31, 2002. Total distributions, all ordinary income dividends, for Income Fund were $188,174 in fiscal 2002 and $210,561 in fiscal 2001.

Growth Fund paid no dividends in fiscal 2002, and $846,801, all long-term capital gain distributions, in fiscal 2001.

As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

Amana Income Fund
Undistributed ordinary income, $3,789
Undistributed long-term gain, $(1,008,337)
Unrealized appreciation, $5,499,772

$4,495,224

Amana Growth Fund
Undistributed long-term gain, $(204,148)
Unrealized appreciation, $2,929,073

$2,724,925

The difference between book and tax-basis unrealized appreciation is attributed primarily to post-October losses.

Note 5 - Investments
At May 31, 2002, for Income Fund the net unrealized appreciation of investments of $5,499,772 comprised gross unrealized gains of $6,054,747 and gross unrealized losses of $554,975. During the year ended May 31, 2002, the Income Fund purchased $2,198,584 of securities and sold $1,560,222 of securities.

18	May 31, 2002 Annual Report

At May 31, 2002, for Growth Fund the net unrealized appreciation of investments of $3,023,914 comprised gross unrealized gains of $5,997,496 and gross unrealized losses of $2,973,582. During the year ended May 31, 2002, the Fund purchased $2,608,065 of securities and sold $1,844,582 of securities.

Note 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $2,535 and $3,042 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2002.

TRUSTEES AND OFFICERS (UNAUDITED)
Name, Address, and Age	Position(s) Held with Fund, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
INDEPENDENT TRUSTEES
Jamal M. Barzinji, Ph.D. 555 Grove Street Herndon, VA 22070 Age: 63	Lead Trustee Since 1986	Chairman, Mar-Jac Poultry, Inc. .	Two	Safa Trust Inc.
M.Yaqub Mirza, Ph.D. 555 Grove Street Herndon, VA 22070 Age: 55	Chairman, Trustee Since 1986	Chairman, Sterling Management Group Inc.	Two	Lynux Works Inc.; Jugos Concentrados SA
Talat M. Othman 3432 Monitor Lane Long Grove, IL 60047 Age: 66	Vice Chairman, Trustee Since 2001	Chairman, Grove Financial, Inc.	Two	None
Samir I. Salah 501 Merlins Lane Herndon, VA 20170 Age: 64	Trustee Since 2001	President, Piedmont Management Services, Inc.	Two	None
Iqbal Unus, Ph.D. 500 Grove Street Herndon, VA 22070 Age: 58	Trustee Since 1986	Director, The International Islamic Forum for Science, Technology & Human Resources Development	Two	None
INTERESTED TRUSTEES
Nicholas Kaiser, MBA 1300 N. State Street Bellingham, WA 98225 Age: 56	President and Trustee Since 1986	President, Saturna Capital Corporation (Trust's investment adviser)	Seven	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Christopher Fankhauser 1300 N. State Street Bellingham, WA 98225 Age: 30	Treasurer Since 2002	Manager, Operations, Saturna Capital Corporation (Trust's investment adviser)	N/A	N/A
Brian D. Ingram 1300 N. State Street Bellingham, WA 98225 Age: 24	Seceretary Since 1999	Financial Analyst, Saturna Capital Corporation (Trust's investment adviser) [since 1999] Student, Near Eastern Languages and Civilizations, Yale University	N/A	N/A
Clifford Alexander, Esq. 1800 Massachusetts Ave. Washington, DC 20036 Age: 59	Assistant Secretary Since 2000	Partner, Kirkpatrick & Lockhart, LLP	N/A	N/A
Ethel D. Beltran 1300 N. State Street Bellingham, WA 98225 Age: 29	Assistant Secretary Since 2001	Corporate Administrator, Saturna Capital Corporation (Trust's investment adviser) [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Term of Office: Each Trustee shall server for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust’s adviser and underwriter, and is the primary manager of the Trust’s portfolios.

T ASSETS

May 31, 2002 Annual Report	19

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations by direction of the Board of Trustees.

GRAPHIC OMITTED

Investment Advisor and Administrator	Saturna Capital Corporation	AMANA MUTUAL FUNDS TRUST
Religious Consultant	Fiqh Council of North America
Member Services Consultant	Islamic Society of North America
Custodian	National City Bank of Indiana
Auditors	Tait, Weller & Baker, Philadelphia
Legal Counsel	Kirkpatrick & Lockhart LLP, Washington
This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.	GROWTH • INCOME
1300 N. State Street Bellingham, WA 98225-4730 1-800/SATURNA (1-800/728-8762) Daily prices at 1-888/73-AMANA www.saturna.com/amana	ANNUAL REPORT May 31, 2002